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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 15, 2001

                            American Healthways, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                          000-19364              62-1117144
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(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)



   3841 Green Hills Village Drive
        Nashville, Tennessee                                      37215
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(Address of Principal Executive Offices)                       (Zip Code)


      Registrant's telephone number, including area code:   (615) 665-1122
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          (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure.

         A press release issued by American Healthways, Inc. on March 15, 2001 is attached hereto as Exhibit 99.













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    American Healthways, Inc.


                                    By:  /s/ Henry D. Herr
                                         --------------------------------
                                    Name: Henry D. Herr
                                    Title: Executive Vice President and
                                           Chief Financial Officer

Date: March 15, 2001











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                                  Exhibit Index

Exhibit No.                             Description
-----------                             -----------
    99                   Press Release dated March 15, 2001.
















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